Exhibit 99.1

NEWS RELEASE

SunTx Capital Partners’ Portfolio Company, Suncrete, and Haymaker Acquisition Corp. 4, Successfully Complete Business Combination

Combined Company to Trade as Suncrete Under Ticker “RMIX”

Suncrete to Ring the Nasdaq Stock Market Closing Bell

Dallas, TX, April 8, 2026 – Concrete Partners Holding, LLC (“CPH”), a ready-mix concrete logistics and distribution platform strategically located in Oklahoma and Arkansas, and Haymaker Acquisition Corp. 4 (NYSE: HYAC) (“Haymaker”), a publicly traded special purpose acquisition company, today announced the successful completion of their previously announced business combination (the “Business Combination”). CPH is the portfolio company of SunTx Capital Partners (“SunTx”), a leading Texas-based private equity firm that invests in construction materials, manufacturing, distribution and service companies. Following the closing of the Business Combination, the go-forward public company is named Suncrete, Inc. (“Suncrete” or the “Company”), and its Class A common stock is expected to begin trading on The Nasdaq Global Market (“Nasdaq”) under the ticker “RMIX” on April 9, 2026.

The transaction was approved by Haymaker’s shareholders at an extraordinary general meeting of its shareholders and by Haymaker’s warrantholders at a special meeting of warrantholders, each held on April 2, 2026. All of Haymaker’s issued and outstanding public warrants were redeemed in connection with the closing of the Business Combination. The Business Combination provides approximately $226 million in gross proceeds from funds held in trust and proceeds from a concurrent PIPE financing, after giving effect to redemption and forward purchase agreement payments but before transaction expenses. As a result of the Business Combination, CPH and Haymaker became wholly owned subsidiaries of Suncrete.

Suncrete’s Chief Executive Officer, Randall Edgar, and Executive Chairman of the Board, Ned N. Fleming, III, along with other members of the management team and board of directors, are expected to ring Nasdaq’s closing bell on the afternoon of April 9, 2026.

“This Nasdaq bell ceremony marks an important moment for Suncrete as we continue our mission to become a leading ready-mix concrete logistics and distribution platform company serving customers throughout the high-growth Sunbelt region of the United States,” said Randall Edgar, Chief Executive Officer of Suncrete. “We are grateful to our team, partners, and stakeholders for their support and are pleased to welcome new investors as Suncrete enters its next phase of growth as a public company.”

Ned N. Fleming, III, Executive Chairman of Suncrete, commented, “Our Nasdaq listing represents a significant milestone for Suncrete and reinforces our growth strategy, driven by a best-in-class management team and a scalable, high-performance ready-mix concrete platform. The strong support from institutional investors in our PIPE and non-redemption agreements demonstrates confidence in our disciplined approach to increasing market share, accelerating organic growth, and expanding into new markets through accretive acquisitions.”

Fleming continued, “We thank our advisors for their contributions to the successful completion of this transaction and for helping bring our scalable, high-performance platform to the public markets. We are also particularly proud to have partnered with Haymaker and recognize their professionalism, expertise, and collaborative effort in reaching this milestone. We firmly believe Suncrete’s strategic growth plan, combined with its Nasdaq listing, positions the company to deliver long-term shareholder value.”

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Advisors

Jefferies acted as financial advisor and lead capital markets advisor to the Company as well as lead placement agent. Baird acted as capital markets advisor to the Company as well as co-placement agent. Cantor Fitzgerald & Co., William Blair & Company, L.L.C., and Roth Capital Partners, LLC served as underwriters for Haymaker’s IPO in July 2023. William Blair & Company, L.L.C. also served as a financial advisor and capital markets advisor to Haymaker and Roth Capital Partners, LLC served as a placement agent. Haynes and Boone, LLP is acting as legal advisor to the Company. DLA Piper LLP (US) and Ellenoff Grossman & Schole LLP are acting as legal advisors to Haymaker. White & Case LLP is acting as legal advisor to Jefferies and Baird.

About Suncrete

Suncrete is a pure-play ready-mix concrete company strategically positioned across Oklahoma and Arkansas with plans to expand throughout the rapidly growing and economically resilient U.S. Sunbelt region. Suncrete is a scalable and vertically integrated logistics and distribution platform operating as a mission-critical partner in the construction value chain. The Company operates batching plants, a dedicated fleet of owned mixer trucks and a tech-enabled dispatch infrastructure supporting a diversified customer base across public infrastructure, commercial and residential sectors. Headquartered in Tulsa, Oklahoma, Suncrete operates under a decentralized plant network strategy with regionally centralized oversight of pricing, customer relationships and fleet utilization with consistent customer engagement across markets to deliver products on time and on spec. Suncrete’s local market leadership, scale and integrated logistics position it as a trusted partner in some of the nation’s most attractive, fastest growing, and most resilient construction markets. The Company is well-aligned to benefit from ongoing population growth, urbanization trends and infrastructure investment across the Sunbelt. To learn more, visit www.suncrete.com.

About SunTx Capital Partners

SunTx Capital Partners, LP is a Dallas, TX-based private equity firm that invests in leading middle market infrastructure, manufacturing and service companies. The firm has been listed as a TOP 50 PE Firm in the Middle Market every year since 2021. SunTx specializes in supporting talented management teams in industries where SunTx can apply its operational experience and financial expertise to build leading middle-market companies with operations typically in the Sunbelt region of the United States. The capital committed by SunTx comes from the principals of SunTx as well as from institutional investors, including university endowments, corporate and public pension funds. To learn more, visit www.suntxcapitalpartners.com.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements herein and the documents incorporated herein by reference may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties.

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Examples of forward-looking statements include, but are not limited to, statements with respect to Suncrete’s expectations, hopes, beliefs, intentions, plans, prospects, financial results and strategies and statements regarding the anticipated benefits of the Business Combination, plans and use of proceeds, objectives of management for future operations of Suncrete, expected operating costs of Suncrete and its subsidiaries, the upside potential and opportunity for investors, Suncrete’s plan for value creation and strategic advantages, market site and growth opportunities, Suncrete’s acquisition strategy, regulatory conditions, competitive position and the interest of other corporations in similar business strategies, technological and market trends, future financial condition and performance and expected financial impacts of the Business Combination. These forward-looking statements generally can be identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements. Such risks, uncertainties and assumptions, include, but are not limited to:

•	the failure to realize the anticipated benefits of the Business Combination;

•	the outcome of any potential legal proceedings that may be instituted against the parties to the Business Combination;

•	the failure of Suncrete to obtain or maintain the listing of its securities on any stock exchange on which the Class A common stock of Suncrete will be listed following the closing of the Business Combination;

•	costs related to the Business Combination and as a result of Suncrete becoming a public company;

•	changes in business, market, financial, political and regulatory conditions;

•	risks relating to Suncrete’s anticipated operations and business, including its ability to complete future acquisitions and the success of any such acquisitions;

•	the risk that issuances of equity or debt securities following the closing of the Business Combination, including issuances of equity securities in connection with Suncrete’s acquisition strategy, may adversely affect the value of Suncrete’s common stock and dilute its stockholders;

•	the risk that after consummation of the Business Combination, Suncrete could experience difficulties managing its growth and expanding operations;

•	challenges in implementing Suncrete’s business plan, due to operational challenges, significant competition and regulation; and

•	those risk factors discussed in documents of Suncrete filed, or to be filed, with the SEC.

The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the registration statement on Form S-4 and proxy statement/prospectus filed by Suncrete and CPH, and other documents filed or to be filed by Suncrete from time to time with the SEC. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that are unknown to Suncrete or that Suncrete currently believes are immaterial that could also cause actual results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Suncrete does not assume any obligation or intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

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Suncrete Investor Contact:

Rick Black / Ken Dennard

Dennard Lascar Investor Relations

Suncrete@DennardLascar.com

(713) 529-6600

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